EXHIBIT 10.1

Confidential: Use or disclosure of this document is subject to the restriction in the Confidentiality provision.

AMENDMENT 004
TO
iDEN SUBSCRIBER SUPPLY AGREEMENT
BETWEEN
MOTOROLA, INC.
AND
NEXTEL COMMUNICATIONS, INC.

This Amendment 004 (“Amendment”) is between Motorola, Inc. a Delaware corporation (“Motorola”) and Nextel Communications, Inc. (“Customer”) and amends the iDEN Subscriber Supply Agreement dated as of November 4, 1991, as heretofore amended, modified, supplemented or otherwise revised (“Supply Agreement”).

     WHEREAS, the parties have mutually agreed to enter into this Amendment to the Supply Agreement to encourage efforts to enhance the reputation of iDEN in the United States market place by establishing improvement plans for iDEN subscriber delivery; and

     WHEREAS, this Amendment shall set forth the Supplemental Year 2002 Rebate Program under the Supply Agreement.

     NOW THEREFORE, in consideration of their mutual promises set forth herein and for other good and valuable consideration received by each of them, the parties agree to amend the Supply Agreement by adding the following new Sections to the Supply Agreement:

To allow for enhanced rollout of wireless data service on the Customer’s networks [*] shall be created by [*]

Motorola/Nextel Communications, Inc.		Amendment 004
March 1, 2002	Page 1 of 2	iDEN Subscriber Supply Agreement

[*] Confidential portion omitted and filed separately with the commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.

Confidential: Use or disclosure of this document is subject to the restriction in the Confidentiality provision.

The Supply Agreement shall remain in full force and effect except as expressly amended hereby. This Amendment is effective as of the date of the last signature entered below.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties set forth below.

MOTOROLA, INC.	NEXTEL COMMUNICATIONS, INC.

By: /s/ Charles F. Wright Name: Charles F. Wright Title: Sr. V.P. & GM GTSS Date: 3/15/02	By: /s/ Mark C. Beecy Name: Mark C. Beecy Title: V.P. Supply Chain Managment Date: March 15, 2002

Motorola/Nextel Communications, Inc.		Amendment 004
March 1, 2002	Page 2 of 2	iDEN Subscriber Supply Agreement

[*] Confidential portion omitted and filed separately with the commission pursuant to an application for confidential treatment pursuant to Rule 24b-2 under the Securities and Exchange Act of 1934, as amended.